Exhibit 99(a)(2)

LETTER OF TRANSMITTAL

To Tender Common Shares

of

Gucci Group N.V.

Listed on the New York Stock Exchange, Inc.

Pursuant to the Offer to Purchase

Dated April 1, 2004

of

Pinault-Printemps-Redoute S.A.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, 3:00 P.M., CENTRAL EUROPEAN TIME, ON THURSDAY, APRIL 29, 2004, UNLESS THE OFFER IS EXTENDED IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE.

The Depositary for the Offer with respect to Shares

listed on the New York Stock Exchange, Inc. (the “U.S. Depositary”) is:

The Bank of New York

BY MAIL	BY HAND OR OVERNIGHT COURIER
The Bank of New York Tender and Exchange Department P.O. Box 11248 Church Street Station New York, New York 10286-1248 United States of America	The Bank of New York Tender and Exchange Department 101 Barclay Street Receive and Deliver Window, Street Floor New York, New York 10286 United States of America

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      THIS LETTER OF TRANSMITTAL IS ONLY FOR USE IN TENDERING COMMON SHARES OF GUCCI GROUP N.V. LISTED ON THE NEW YORK STOCK EXCHANGE. SEE INSTRUCTION 1.

      This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of U.S. Shares (as defined below) is to be made by book-entry transfer to the U.S. Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase.

DESCRIPTION OF U.S. SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)
(Please correct details if incorrect (or fill in, if blank).	U.S. Shares Tendered
Please ensure name(s) appear(s) exactly as on certificates.)	(Attach additional list if necessary)

Total Number
		of U.S. Shares	Number of U.S.
	Certificate	Represented by	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total U.S. Shares

* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all U.S. Shares represented by any certificates delivered to the U.S. Depositary are being tendered. See Instruction 5.

      This Letter of Transmittal is to be completed by holders of above-described Common Shares, nominal value € 1.02 per share (the “Shares”), of Gucci Group N.V., a naamloze vennootschap organized under the laws of The Netherlands (“Gucci”), that are listed on the New York Stock Exchange, Inc. (“U.S. Shares”), pursuant to the procedures for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase and in the Instructions hereto. Only use this Letter of Transmittal if you are tendering U.S. Shares. You cannot use this Letter of Transmittal to tender Dutch Shares (as defined below), which are to be tendered instead by following the procedures for tendering Dutch Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase.

      Holders of U.S. Shares, whose certificates for such U.S. Shares (the “U.S. Share Certificates”) are not immediately available or who cannot deliver their U.S. Share Certificates and all other required documents to the U.S. Depositary prior to 9:00 a.m., New York City time, 3:00 p.m., Central European Time, on Thursday, April 29, 2004 (unless the Offer is extended as described in the Offer to Purchase) (the “Expiration Date”), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their U.S. Shares according to the guaranteed delivery procedure for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase. See Instruction 3. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the U.S. Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	Check Here if Tendered U.S. Shares Are Being Delivered by Book-Entry Transfer to the U.S. Depositary’s Account at the Book-Entry Transfer Facility and Complete the Following:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	Check Here if Tendered U.S. Shares Are Being Delivered Pursuant to a Notice of Guaranteed Delivery Previously

Sent to the U.S. Depositary and Complete the Following:

Name(s) of Tendering Shareholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

Ladies and Gentlemen:

      The undersigned hereby tenders to Pinault-Printemps-Redoute S.A., a société anonyme with a management board and supervisory board and organized under the laws of the Republic of France (the “Purchaser”), U.S. Shares pursuant to the Purchaser’s Offer to Purchase any and all outstanding Shares at $85.52 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 1, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, in which case any reference to the Purchaser shall, if applicable, include such affiliate.

      Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the U.S. Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the U.S. Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (“Distributions”)) and appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such U.S. Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such U.S. Shares (and all Distributions), or transfer ownership of such U.S. Shares (and all Distributions) on Gucci’s shareholders’ register or in the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such U.S. Shares (and all Distributions), all in accordance with the terms of the Offer.

      The undersigned hereby irrevocably appoints each designee of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, with respect to all of the U.S. Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and all Distributions) at any meeting of shareholders of Gucci (whether general or extraordinary and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such U.S. Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment such U.S. Shares shall revoke, without further action, any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such U.S. Shares (and all Distributions), and no subsequent powers of attorney or proxies will be given, and no written consents will be executed, by the undersigned (and if given or executed, will not be deemed to be effective).

      The undersigned hereby represents and warrants that (1) the Shares tendered hereby are U.S. Shares, (2) the undersigned understands that tendering of U.S. Shares under any of the procedures for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, (3) the undersigned has full power and authority to tender, sell, assign and transfer the U.S. Shares tendered hereby (and all Distributions) and (4) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the U.S. Shares tendered hereby (and all Distributions). In addition, the undersigned shall remit and transfer promptly to the U.S. Depositary for the account of the Purchaser all Distributions in respect of the U.S. Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

      The undersigned understands that tenders of U.S. Shares pursuant to any one of the procedures for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is amended or extended, the terms or conditions of any such amendment or extension). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned acknowledges that the consideration to be paid to tendering holders of U.S. Shares will be in U.S. dollars.

      Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all U.S. Shares purchased, and return all U.S. Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of U.S. Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility for which the U.S. Shares were tendered). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any U.S. Shares purchased and any certificates for U.S. Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any U.S. Shares purchased and return any U.S. Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any U.S. Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the U.S. Shares so tendered.

      The Purchaser will determine in its sole discretion all questions as to the form of documents, including any notice of withdrawal, and the validity, eligibility (including time of receipt) and acceptance of tendered U.S. Shares. The Purchaser’s determination will be final and binding on all parties.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 2, 6, 7, 8 and 9)

      To be completed ONLY if the check for the purchase price of U.S. Shares purchased (less the amount of any backup withholding) or certificates for U.S. Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Mail	☐ check ☐ certificate(s) to:

Name

(Please Print)

Address

(Zip Code)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 6, 7, 8 and 9)

      To be completed ONLY if the check for the purchase price of U.S. Shares purchased (less the amount of any backup withholding) or certificates for U.S. Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail	☐ check ☐ certificate(s) to:

Name

(Please Print)

Address

(Zip Code)

SIGN HERE

(Please complete Substitute Form W-9 below)

Signature(s) of Owners

Dated ________________________________________ , 2004

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and

Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Guarantee of Signature(s)

(If required; see Instructions 2 and 6)

Name of Firm

Authorized Signature

Dated ________________________________________ , 2004

      THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status: ☐ Individual/Sole Proprietor; ☐ Corporation; ☐ Partnership; ☐ Other ............	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I and complete the “Certificate Of Awaiting Taxpayer Identification Number” below.	Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person - Date -

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person - Date -

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1.     U.S. Shares/ Dutch Shares. This Letter of Transmittal is only for U.S. Shares, which are Shares listed on the New York Stock Exchange, Inc. If you hold either (1) registered Shares held and traded in book-entry form through the clearing and settlement system of Euroclear Netherlands and admitted to listing on Euronext Amsterdam N.V., or (2) registered Shares (other than U.S. Shares) that are evidenced by a registration of the holder in Gucci’s Dutch shareholders’ register (collectively, “Dutch Shares”), you must comply with the procedures for Dutch Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase in order to properly tender and transfer your Dutch Shares. You cannot use this Letter of Transmittal to tender Dutch Shares, which are to be tendered instead by following the procedures for tendering Dutch Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase. If you hold both U.S. Shares and Dutch Shares, in order to properly tender all such Shares, you must comply with the procedures for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase for your U.S. Shares and the procedures for Dutch Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase for your Dutch Shares.

      2.     Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (1) if this Letter of Transmittal is signed by the registered holder(s) of the U.S. Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of U.S. Shares) tendered herewith and such holder(s) have not completed the instruction entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (2) if such U.S. Shares are tendered for the account of an Eligible Institution. See Instruction 6.

      3.     Delivery of Letter of Transmittal and U.S. Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of U.S. Shares is to be made by book-entry transfer pursuant to the procedures for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase. Certificates for all physically delivered U.S. Shares, or a confirmation of a book-entry transfer into the U.S. Depositary’s account at the Book-Entry Transfer Facility of all U.S. Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date.

      Shareholders who cannot deliver their U.S. Shares and all other required documents to the U.S. Depositary prior to the Expiration Date must tender their U.S. Shares pursuant to the guaranteed delivery procedure for U.S. Shares set forth under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase. Under the guaranteed delivery procedure:

(1)	such tender must be made by or through an Eligible Institution;

(2)	a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the U.S. Depositary prior to the Expiration Date; and

(3)	the certificates for all physically delivered U.S. Shares, or a confirmation of a book-entry transfer into the U.S. Depositary’s account at the Book-Entry Transfer Facility of all U.S. Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided for U.S. Shares under “The Offer — Procedure for Tendering Shares” in the Offer to Purchase.

The method of delivery of U.S. Shares and all other required documents is at the option and risk of the tendering shareholder. If certificates for U.S. Shares are sent by mail, the use of registered mail with return receipt requested, properly insured, is recommended.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of U.S. Shares.

      4.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of U.S. Shares should be listed on a separate schedule attached hereto.

      5.     Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all of the U.S. Shares represented by any certificate delivered to the U.S. Depositary are to be tendered, fill in the number of U.S. Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the U.S. Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All U.S. Shares represented by certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

      6.     Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the U.S. Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the U.S. Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the U.S. Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the U.S. Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or U.S. Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the U.S. Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such U.S. Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

      7.     Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any U.S. Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of U.S. Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

      8.     Special Payment and Delivery Instructions. If the check for the purchase price of any U.S. Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for U.S. Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering U.S. Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

      9.     Substitute Form W-9. Under the U.S. federal income tax laws, a holder whose U.S. Shares are surrendered for payment (or any other payee) is required by law to provide the U.S. Depositary with such holder’s (or other payee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct, that such holder (or other payee) is not subject to backup withholding and that such holder (or other payee) is a U.S. person. If a surrendering holder (or other payee) has been notified by the Internal Revenue Service (“IRS”) that such holder (or other payee) is subject to backup withholding, such holder (or other payee) must cross out item (2) of the Certification in Part II of the Substitute Form W-9, unless such holder (or other payee) has since been notified by the IRS that such holder (or other payee) is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder of U.S. Shares (or other payee) to 28% U.S. federal income tax withholding on the payment of the purchase price for the U.S. Shares. If a surrendering holder of U.S. Shares (or other payee) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder (or other payee) should write “Applied For” in the space provided for in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the U.S. Depositary is not provided with a TIN by the time of payment, the U.S. Depositary will withhold 28% on all payments thereafter to such holder (or other payee) until a TIN is provided to the U.S. Depositary.

      If the U.S. Depositary is not provided with the correct TIN, the holder (or other payee) may be subject to a penalty imposed by the IRS. Certain holders (or other payees), including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to prevent backup withholding, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. Such forms can be obtained from the U.S. Depositary at one of the addresses on the face of this Letter of Transmittal. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if U.S. Shares are held in more than one name, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      If backup withholding applies, the U.S. Depositary is required to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

      10.     Mutilated, Lost, Stolen or Destroyed Certificates. If you have or had a certificate or certificates representing U.S. Shares which has been mutilated, lost, stolen, or destroyed, you should contact The Bank of New York, as New York transfer agent for Gucci (the “U.S. Transfer Agent”), immediately by calling 1-800-507-9357. The U.S. Transfer Agent will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to post a bond as indemnity against any claim that may be made with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. You are urged to contact the U.S. Transfer Agent immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required. This Letter of Transmittal cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed. You should complete and submit this Letter of Transmittal when you receive your replacement certificate or certificates as promptly as possible if you desire to tender your U.S. Shares represented by the replacement certificate(s).

      11.     Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agents or the U.S. Dealer Manager at their respective addresses or telephone numbers set forth below.

The Information Agents for the Offer are:

105 Madison Avenue
New York, New York 10016
United States of America
Call Toll-Free in the U.S. and Canada:
(800) 322-2885
Call Toll-Free from the Netherlands,
Italy and France: 00-800-3231-3232
Call Collect from All Other Countries:
(212) 925-5500

501 Madison Avenue
20th Floor
New York, New York 10022
United States of America
Call Toll-Free in the U.S. and Canada:
(877) 825-8772
Call Toll-Free from the E.U.: 00-800-7710-9971
Call Collect from All Other Countries:
(646) 822-7428

The U.S. Dealer Manager for the Offer is:

J.P. Morgan Securities Inc.

277 Park Avenue
New York, New York 10172
United States of America
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